EXHIBIT  23
Page 75


            Consent  of  Independent  Registered  Public  Accounting  Firm


The  Board  of  Directors
Harleysville  Group  Inc.:

We consent to the use of our reports with respect to the consolidated financial statements and all related financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                     /s/  KPMG  LLP


Philadelphia,  Pennsylvania
December  6,  2005